SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

I.              Evergreen Growth Fund (the “Fund”)

The section entitled “Advisory Fees” under “Expenses” in the Fund’s Statement of Additional Information relating to the Fund is revised as follows:

EIMC is entitled to receive, from Growth Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s variable annuity fund counterpart, Evergreen VA Growth Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen VA Growth Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $1 billion	0.70%
Over $1 billion	0.65%

II.            Evergreen Omega Fund (the “Fund”)

The section entitled “Advisory Fees” under “Expenses” in the Fund’s Statement of Additional Information relating to the Fund is revised as follows:

EIMC is entitled to receive, from Omega Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s variable annuity fund counterpart, Evergreen VA Omega Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen VA Omega Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $1 billion	0.52%
Over $1 billion	0.41%

September 22, 2006	577608 (9/06)